Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. [ * * * ] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 3

to

JOINT DEVELOPMENT AGREEMENT

between

BMW OF NORTH AMERICA, LLC

300 Chestnut Ridge Road

Woodcliff Lake, NJ 07677

USA

hereinafter referred to as "BMW"

and

SOLID POWER, INC.

486 S. Pierce Ave., Suite E

Louisville, CO 80027

USA

hereinafter referred to as "Solid Power"

This Amendment No.3 to Joint Development Agreement (this “Amendment”), is effective as of November 1, 2021 (the “Effective Date”), and is between Solid Power, Inc., with a principal place of business at 486 S. Pierce Ave., Suite E, Louisville, CO 80027, USA (“Solid Power”), and BMW of North America, LLC, a Delaware limited liability company with a principal place of business at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, USA (“BMW”, and together with Solid Power, the “Parties”). The Parties entered into a Joint Development Agreement on July 1, 2017, which was subsequently amended on February 18, 2021 and March 22, 2021 (as so amended, the “JDA”). The Parties desire that the JDA shall be amended as set forth in this Amendment.

Purpose: The purpose of this Amendment is to revise the Milestone schedule within Annex 2 of the JDA.

1.	Solid Power and BMW hereby agree to replace the milestone schedule originally set forth within Annex 2 of the JDA with the schedule attached to this Amendment as Exhibit A, effective as of the Effective Date.

ALL OTHER TERMS AND CONDITIONS IN THE JDA AND ANNEXES TO THE JDA REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

As represented in the attached schedule, Tasks 1.3.3 and 1.3.6 of Work Package 1 (WP1) are superseded by deliveries of [ * * * ] and [ * * * ] cells, respectively. All cell deliveries made to BMW outside of these tasks will be subject to PO.

IN WITNESS WHEREOF, each of the parties has caused its duly-authorized representative to execute this Amendment as of the Effective Date.

Solid Power, Inc.	BMW of North America, LLC

/s/ Derek Johnson	/s/ Shannen Rosser
Signature	Signature
Derek Johnson	Shannen Rosser
Printed Name	Printed Name

Title	Title

/s/ Claudia Marschall
Signature	Signature
Claudia Marschall
Printed Name	Printed Name

Title	Title

Exhibit A

[ * * * ]